UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2020

WESCO International, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-14989	25-1723342
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

225 West Station Square Drive Suite 700			15219
Pittsburgh,	Pennsylvania		(Zip Code)
(Address of principal executive offices)
(412) 454-2200
(Registrant's telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, par value $.01 per share	WCC	New York Stock Exchange
Depositary Shares, each representing a 1/100th interest in a share of Series A Fixed-Rate Reset Cumulative Perpetual Preferred Stock	WCC PR A	New York Stock Exchange
Preferred Share Purchase Rights	N/A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On June 22, 2020, WESCO International, Inc. (sometimes referred to herein as “WESCO” or the “Company”) completed its previously announced merger with Anixter International, Inc., a Delaware corporation (“Anixter”). Pursuant to the terms of the Agreement and Plan of Merger, dated as of January 10, 2020 (the “Merger Agreement”), by and among Anixter, WESCO and Warrior Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of WESCO (“Merger Sub”), Merger Sub was merged with and into Anixter (the “Merger”), with Anixter surviving the Merger and continuing as a wholly owned subsidiary of WESCO.

Prior to the completion of its merger with Anixter, WESCO had four operating segments that had been aggregated as one reportable segment. Effective on the date of acquisition, the Company added Anixter as a separate reportable segment. This is consistent with the manner in which WESCO's chief operating decision maker ("CODM") reviewed financial information during such period. In the third quarter, the Company reorganized into three new operating and reporting segments: Communications & Security Solutions, Electrical & Electronic Solutions, and Utility & Broadband Solutions. The following is a brief description of each of our reportable segments and business activities.

Communications & Security Solutions
The Communications & Security Solutions ("CSS") segment supplies products and customized supply chain solutions to customers in a diverse range of industries including technology, finance, telecommunications service providers, transportation, education, government, healthcare and retail. CSS sells these products directly to end users or through various channels including data communications contractors, security, network, professional audio/visual and systems integrators. CSS has a broad product portfolio that includes copper and fiber optic cable and connectivity, access control, video surveillance, intrusion and fire/life safety, cabinets, power, cable management, wireless, professional audio/video, voice and networking switches and other ancillary products. CSS includes the “Network and Security Solutions” business acquired from Anixter and the legacy data communications and safety businesses from WESCO.

Electrical & Electronic Solutions
The Electrical & Electronic Solutions ("EES") segment supplies a broad range of products and supply chain solutions primarily to the Construction, Industrial and Original Equipment Manufacturer ("OEM") markets. Product categories include a broad range of electrical equipment and supplies as well as lubricants, pipe, valves, fittings, fasteners, cutting tools, power transmission, and safety products. In addition, OEM customers require a reliable supply of assemblies and components to incorporate into their own products as well as value-added services such as supplier consolidation, design and technical support, just-in-time supply and electronic commerce, and supply chain management. EES includes the “Electrical and Electronic Solutions” business acquired from Anixter and the majority of the legacy WESCO Industrial and Construction businesses.

Utility & Broadband Solutions
The Utility & Broadband Solutions ("UBS") segment supplies electrical transmission and distribution products, power plant maintenance, repair and operations supplies and smart-grid products, and arranges materials management and procurement outsourcing for the power generation, power transmission and electricity distribution industries. The UBS segment combines the “Utility Power Solutions” business acquired from Anixter, the WESCO utility business, a portion of the legacy WESCO broadband business as well as the integrated supply business.

Certain unaudited financial information is being provided to reflect our new segment structure for each quarter of 2019 and the first two quarters of 2020. Reported results prepared in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) were recast to reflect the performance for each of the three segments. Certain unaudited pro forma financial information has been provided to give effect to the merger with Anixter. The unaudited pro forma financial information is based on the historical financial statements of Anixter with adjustments to conform to the segment presentation.

Non-GAAP Financial Measures
In addition to the results provided in accordance with U.S. GAAP, this release includes certain financial measures computed using non-GAAP components as defined by the SEC. Specifically, EBITDA is defined as net income before interest, income taxes, depreciation and amortization. EBITDA margin percentage is defined as EBITDA divided by net sales. Adjusted EBITDA is defined as EBITDA before other non-operating expenses ("other, net"), non-cash stock-based compensation, and merger related costs. Adjusted EBITDA margin percentage is defined as Adjusted EBITDA divided by net sales. We believe that EBITDA, EBITDA margin percentage, Adjusted EBITDA and Adjusted EBITDA margin percentage provide relevant and useful information, which is widely used by analysts, investors and competitors in our industry as well as by our management, in assessing both consolidated and business segment performance. EBITDA provides us with an understanding of earnings before the impact of investing and financing charges and income taxes. EBITDA and Adjusted EBITDA are used by our management for various purposes including as measures of performance of our operating segments and as a basis for strategic planning and forecasting. EBITDA margin percentage and Adjusted EBITDA margin percentage may be useful to an investor because this measure is widely used to evaluate a company’s operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending on the accounting methods, book value of assets, capital structure and the method by which the assets were acquired, among other factors. They are not, however, intended as an alternative measure of operating results or cash flow from operations as determined in accordance with U.S. GAAP.
Non-GAAP financial measures provide insight into selected financial information and should be evaluated in the context in which they are presented. These non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP, and non-GAAP financial measures as reported by us may not be comparable to similarly titled amounts reported by other companies. The non-GAAP financial measures should be considered in conjunction with the Condensed Consolidated Financial Statements, including the related notes, and Management’s Discussion and Analysis of Financial Condition and Results of Operations and other information contained in reports filed with the SEC. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	WESCO International, Inc. Combined Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO International, Inc.
(Registrant)

November 4, 2020	By:	/s/ David S. Schulz
(Date)		David S. Schulz
Executive Vice President and Chief Financial Officer